Income Taxes	12 Months Ended
May 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes

NOTE H — INCOME TAXES

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (“Act”).  The income tax effects of changes in tax laws are recognized in the period when enacted. The Act provides for numerous significant tax law changes and modifications with varying effective dates.  Generally, the more significant provisions of the Act that impacted us for the year ended May 31, 2018 include the reduction in the U.S. corporate income tax rate from 35% to 21%, the creation of a territorial tax system (with a one-time mandatory tax on previously unremitted foreign earnings) and allowing for immediate capital expensing of certain qualified property.  The corporate tax rate reduction was effective for RPM as of January 1, 2018 and, accordingly, reduced our current fiscal year federal statutory tax rate to a blended rate of approximately 29.2%.

Subsequent to the enactment of the Act, the SEC issued Staff Accounting Bulletin No. 118 (“SAB 118”), which provides guidance on accounting for the tax effects of the Act.  SAB 118 provides a measurement period that should not extend beyond one year from the Act’s enactment date for companies to complete the applicable accounting under ASC 740. In accordance with SAB 118 and because all detailed information was not available to complete the necessary calculations as of May 31, 2018, we recorded a net provisional income tax expense of $7.3 million as a result of the Act being enacted during this fiscal year. The net provisional income tax expense is comprised of a benefit of $15.7 million related to the provisional re-measurement of our U.S. deferred tax assets and liabilities at the reduced U.S. corporate tax rates, a provisional expense of $67.9 million for the transition tax on unremitted earnings from foreign subsidiaries, and a provisional benefit of $44.9 million for the partial reversal of a previously recorded deferred tax liability recorded for the estimated tax cost associated with unremitted foreign earnings not considered indefinitely reinvested.

The net provisional income tax expense of $7.3 million is based on estimates as of May 31, 2018 and includes estimates of certain U.S. and foreign tax attributes and tax adjustments that will not be finalized until our fiscal 2018 U.S. and foreign income tax returns are finalized.  Further, we expect additional guidance and/or interpretations of the Act to be issued.  Any further technical or administrative releases related to the Act, as well as potential updates to our interpretations of the Act, may impact the net provisional income tax expense currently recorded.  Any adjustments to the net provisional income tax expense will be recorded in future periods.

As a result of the change to U.S. taxation of unremitted foreign earnings under the Act, we are in the process of evaluating our indefinite reinvestment assertions with respect to unremitted foreign earnings. The above noted provisional deferred tax liability adjustment of $44.9 million includes our preliminary estimate, as of May 31, 2018, of our position with respect to foreign earnings not considered to be indefinitely reinvested.

Certain provisions of the Act will first impact us starting in our fiscal 2019 year.  These provisions include, but are not limited to, the base erosion anti-abuse tax, the provision designed to tax global intangible low-taxed income, limitations on the deductibility of certain executive compensation and the repeal of the domestic production activities deduction.  We are evaluating the impact of these provisions on future fiscal years.

For the year ended May 31, 2018, the provision for income taxes is calculated in accordance with ASC 740, which requires the recognition of deferred income taxes using the asset and liability method.

Income (loss) before income taxes as shown in the Consolidated Statements of Income is summarized below for the periods indicated.

Year Ended May 31,	2018	2017	2016
(In thousands)
United States	$228,976	$133,356	$310,695
Foreign	188,072	110,977	172,771
Income Before Income Taxes	$417,048	$244,333	$483,466

Provision (benefit) for income taxes consists of the following for the periods indicated:

Year Ended May 31,	2018	2017	2016
(In thousands)
Current:
U.S. federal	$27,206	$3,024	$75,200
State and local	8,617	5,115	6,230
Foreign	52,658	27,474	35,179
Total Current	88,481	35,613	116,609
Deferred:
U.S. federal	(8,054)	15,553	17,625
State and local	4,832	1,928	1,907
Foreign	(7,468)	6,568	(10,133)
Total Deferred	(10,690)	24,049	9,399
Provision for Income Taxes	$77,791	$59,662	$126,008

The significant components of deferred income tax assets and liabilities as of May 31, 2018 and 2017 were as follows:

	2018	2017
(In thousands)
Deferred income tax assets related to:
Inventories	$12,491	$14,207
Allowance for losses	5,349	9,148
Bankruptcy note liability	-	37,850
Accrued compensation and benefits	14,812	26,277
Accrued other expenses	14,427	21,935
Other long-term liabilities	15,921	19,947
Net operating loss and credit carryforwards	52,687	89,977
Net unrealized loss on securities	10,236	24,300
Pension and other postretirement benefits	39,863	68,352
Total Deferred Income Tax Assets	165,786	311,993
Less: valuation allowances	(51,540)	(63,686)
Net Deferred Income Tax Assets	114,246	248,307
Deferred income tax (liabilities) related to:
Depreciation	(62,202)	(81,965)
Amortization of intangibles	(114,284)	(149,546)
Unremitted foreign earnings	(19,886)	(94,430)
Total Deferred Income Tax (Liabilities)	(196,372)	(325,941)
Deferred Income Tax Assets (Liabilities), Net	$(82,126)	$(77,634)

At May 31, 2018, we had U.S. capital loss carryforwards of approximately $43.4 million, which, if not used by the end of our fiscal 2022 year, expire. Additionally, at May 31, 2018, we had approximately $2.2 million of tax benefit associated with state net operating loss carryforwards and state tax credit carryforwards of $2.2 million, both of which expire at various dates beginning in 2019. Also, as of May 31, 2018, we had foreign net operating loss carryforwards of approximately $166.5 million, of which approximately $25.5 million will expire at various dates beginning in 2019 and approximately $141.0 million that have an indefinite carryforward period. Additionally, as of May 31, 2018, we had foreign capital loss carryforwards of approximately $21.5 million that can be carried forward indefinitely.

When evaluating the realizability of deferred income tax assets, we consider, among other items, whether a jurisdiction has experienced cumulative pretax losses and whether a jurisdiction will generate the appropriate character of income to recognize a deferred income tax asset.  More specifically, if a jurisdiction experiences cumulative pretax losses for a period of three years, including the current fiscal year, or if a jurisdiction does not have sufficient income of the appropriate character in the relevant carryback or projected carryforward periods, we generally conclude that it is more likely than not that the respective deferred tax asset will not be realized unless factors such as expected operational changes, availability of prudent and feasible tax planning strategies, reversal of taxable temporary differences or other information exists that would lead us to conclude otherwise.  If, after we have evaluated these factors, the deferred income tax assets are not expected to be realized within the carryforward or carryback periods allowed for that jurisdiction, we would conclude that a valuation allowance is required.

Total valuation allowances of approximately $51.5 million and $63.7 million have been recorded as of May 31, 2018 and 2017, respectively.  These recorded valuation allowances relate to foreign and U.S. capital loss carryforwards, certain foreign net operating losses and net foreign deferred tax assets. The year-over-year change in valuation allowances of $12.2 million is comprised of reductions of approximately $7.4 million and $6.5 million related to the utilization of capital loss carryforwards and the impact of the corporate tax rate reduction included in the Act, respectively, partially offset by additions to valuation allowances for other foreign deferred tax assets.

The following table reconciles income tax expense (benefit) computed by applying the U.S. statutory federal income tax rate against income (loss) before income taxes to the provision (benefit) for income taxes:

Year Ended May 31,	2018	2017	2016
(In thousands)
Income tax expense at the U.S. statutory federal income tax rate	$121,812	$85,517	$169,213
Impact of foreign operations	(16,276)	(20,156)	(29,969)
State and local income taxes, net	9,520	4,734	4,310
Domestic manufacturing deduction	(4,839)	(2,537)	(8,030)
Nondeductible business expense	2,473	2,394	2,224
Valuation allowance	(5,235)	933	(3,357)
Deferred tax liability for unremitted foreign earnings	(77,970)	(621)	(3,712)
Non-taxable gain from joint venture	-	-	(2,790)
Other	737	1,476	(1,881)
Equity-based compensation	(4,652)	(12,078)
Transition tax liability	67,899
Remeasurement of U.S. deferred income taxes	(15,678)
Provision for Income Tax Expense	$77,791	$59,662	$126,008
Effective Income Tax Rate	18.7%	24.4%	26.1%

Uncertain income tax positions are accounted for in accordance with ASC 740.  The following table summarizes the activity related to unrecognized tax benefits:

(In millions)	2018	2017	2016
Balance at June 1	$13.2	$13.7	$12.9
Additions based on tax positions related to current year	5.1	0.2	0.3
Additions for tax positions of prior years	-	2.9	2.6
Reductions for tax positions of prior years	(4.5)	(3.2)	(1.4)
Foreign currency translation	0.3	(0.4)	(0.7)
Balance at May 31	$14.1	$13.2	$13.7

The total amount of unrecognized tax benefits that would impact the effective tax rate, if recognized, was $13.6 million at May 31, 2018, $4.6 million at May 31, 2017 and $2.5 million at May 31, 2016.

We recognize interest and penalties related to unrecognized tax benefits in income tax expense. At May 31, 2018, 2017 and 2016, the accrual for interest and penalties was $2.8 million, $3.1 million and $2.8 million, respectively. Unrecognized tax benefits, including interest and penalties, have been classified as other long-term liabilities unless expected to be paid in one year.

We, or our subsidiaries, file income tax returns in the U.S. and in various state, local and foreign jurisdictions. The Internal Revenue Service has substantially completed an examination of our 2015 federal income tax return and the statutory audit period has expired for all years through 2013. The 2015 examination has thus far resulted in an inconsequential reduction to our 2015 federal income tax liability, and no further proposed adjustments are expected.  Further, with limited exceptions, we, or our subsidiaries, are generally subject to state and local or non-U.S. income tax examinations by tax authorities for the fiscal years 2011 through 2017.

We are currently under examination, or have been notified of an upcoming tax examination, for various non-U.S. and domestic state and local jurisdictions.  Although it is possible that certain tax examinations could be resolved during the next 12 months, the timing and outcomes are uncertain.

At May 31, 2017, we determined that it was possible that we could repatriate approximately $324.1 million of unremitted foreign earnings in the foreseeable future. Accordingly, as of May 31, 2017, we recorded a deferred income tax liability of $94.4 million, which represented our estimate of the U.S. income and foreign withholding tax associated with the $324.1 million of unremitted foreign earnings not considered permanently reinvested. As of May 31, 2018, we have provisionally identified $549.8 million of unremitted foreign earnings that are not considered indefinitely reinvested, which may be repatriated. The corresponding deferred tax liability related to unremitted foreign earnings has been reduced from $94.4 million to $19.9 million. The reduction to the deferred tax liability was recorded as a $78.0 million benefit through income tax expense and a $3.5 million charge to Other Comprehensive Income.  As noted above, with the change in U.S. taxation of foreign earnings, we are evaluating our position with respect to permanent reinvestment of foreign earnings based on various factors, including future liquidity needs, our global capital structure and the foreign tax implications of future earnings repatriations.

We have not provided for U.S. income taxes or foreign withholding taxes on the remaining $1.1 billion of foreign unremitted earnings because such earnings have been retained and reinvested by the foreign subsidiaries as of May 31, 2018. Accordingly, no provision has been made for U.S. income taxes or foreign withholding taxes, which may become payable if the remaining unremitted earnings of foreign subsidiaries were distributed to the U.S. Due to the uncertainties and complexities involved in the various options for repatriation of foreign earnings, it is not practical to calculate the deferred taxes associated with the remaining foreign earnings.